UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

Filed  by  the  Registrant  [X]
Filed  by  a  Party  other  than  the  Registrant  [   ]

Check  the  appropriate  box:
[   ]  Preliminary  Proxy  Statement
[   ]  Confidential,  for  Use  of the  Commission  Only  (as permitted by Rule
       14a-6(e)(2))
[ X ]  Definitive  Proxy  Statement
[   ]  Definitive  Additional  Materials
[   ]  Soliciting  Material  Pursuant  to Sec. 240.14a-12


                           TALK AMERICA HOLDINGS, INC.
                           ---------------------------
                (Name of Registrant as Specified In Its Charter)

                           ---------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment  of  Filing  Fee  (Check  the  appropriate  box):
[X]  No  fee  required.
[ ]  Fee  computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
     1) Title of each class of securities to which transaction applies:
     2)  Aggregate  number  of securities to which transaction applies:
     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
     4)  Proposed  maximum  aggregate  value  of  transaction:
     5)  Total  fee  paid:
[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     1)  Amount  Previously  Paid:
     2)  Form,  Schedule  or  Registration  Statement  No.:
     3)  Filing  Party:
     4)  Date  Filed:

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190
                                 (703) 391-7500

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                                   May 6, 2003

To  the  Stockholders  of
Talk  America  Holdings,  Inc.:

     NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Talk America Holdings, Inc., a Delaware corporation (the "Company"), will be held on June 18, 2003, at 10:00 a.m., Eastern time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 for the following purposes:

     (1) To consider and vote upon a proposal to elect two directors, each for a term of three years and until his successor has been elected and qualified;

     (2) To consider and vote upon a proposal to ratify and approve the appointment of PricewaterhouseCoopers LLP as the independent certified public accountants for the Company for 2003;

     (3) To consider and vote upon a proposal to ratify and approve the 2003 Long Term Incentive Plan; and

     (4) To transact such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

     Only stockholders of record at the close of business on April 21, 2003 are entitled to notice of and to vote at the meeting or any adjournment or adjournments thereof.

     The Board of Directors hopes that you will be able to attend the Annual Meeting. Whether or not you are able to be present in person at the Annual Meeting, we urge you to sign and date the enclosed proxy and return it at your earliest convenience in the enclosed envelope. If you attend the Annual Meeting, you may revoke the proxy and vote in person if you desire. Please read the enclosed proxy statement, which contains information relevant to the actions to be taken at the Annual Meeting.

                                   By  Order  of  the  Board  of  Directors,

                                      /s/ Aloysius  T.  Lawn,  IV
                                   Aloysius  T.  Lawn,  IV,  Secretary
Reston,  Virginia
May  6,  2003

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190
                                 (703) 391-7500

                                 PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS

     The Board of Directors (the "Board") of Talk America Holdings, Inc., a Delaware corporation (the "Company"), the principal executive offices of which are located at 12020 Sunrise Valley Drive, Reston, Virginia 20190, hereby solicits your proxy in the form enclosed for use at the Annual Meeting of Stockholders to be held on June 18, 2003 (the "Annual Meeting"), or at any adjournment or adjournments thereof. The Annual Meeting will be held at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191 at 10:00 a.m., Eastern time. The Company will bear the expenses of soliciting your proxy. This proxy statement and the accompanying form of proxy are first being released for mailing to stockholders on or about May 6, 2003.

     We urge you to date, sign and mail your proxy promptly to make certain that your shares will be voted at the Annual Meeting. Proxies in the enclosed form that are received in time for the Annual Meeting will be voted at the Annual Meeting in accordance with the instructions, if any, indicated on the proxy card. If no instruction is given, the proxy will be voted in favor of the nominees for election as directors specified under "PROPOSAL 1: ELECTION OF DIRECTORS"; in favor of the ratification and approval of the selection of auditors as described in "PROPOSAL 2: RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS"; and in favor of the ratification and approval of the adoption of the 2003 Long Term Incentive Plan as described in "PROPOSAL 3:
APPROVAL OF THE 2003 LONG TERM INCENTIVE PLAN." Any proxy may be revoked at any time before it is exercised by giving written notice of such revocation or delivering a later dated proxy to the Corporate Secretary of the Company prior to the Annual Meeting, or by voting in person at the Annual Meeting.

                                VOTING SECURITIES

     Only stockholders of record at the close of business on April 21, 2003 are entitled to vote at the Annual Meeting. On April 21, 2003, there were 26,175,205 shares of Company common stock, par value $.01 per share, outstanding and entitled to vote (excluding 1,315,789 shares of common stock held in treasury). Each share of common stock is entitled to one vote. The presence in person or by proxy at the Annual Meeting of the holders of a majority of the shares of common stock will constitute a quorum for the transaction of business.

     With respect to Proposal 1, the nominees in Class II for election as directors who receive the greatest number of votes cast at the Annual Meeting, assuming that a quorum is present, shall be elected as directors. A withheld vote on any nominee will not affect the voting results.

     With respect to Proposal 2, approval will require the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

     With respect to Proposal 3, approval will require the affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting in respect of the proposal.

     Brokers who hold shares in street name do not have the authority to vote on certain matters for which they have not received instructions from beneficial owners. Such broker non-votes (arising from the lack of instructions from beneficial owners) will not affect the outcome of the vote on Proposal 1, Proposal 2 or Proposal 3.

     It is anticipated that sufficient stockholders will attend the meeting, in person or by proxy, to constitute a quorum for the transaction of business.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information known to the Company with respect to beneficial ownership of the Company common stock as of March 31, 2003 (except as otherwise noted) by (i) each stockholder who is known by the Company to own beneficially more than five percent of the outstanding common stock, (ii) each of the Company's directors and nominees for director, (iii) each of the executive officers named below and (iv) all current directors and executive officers of the Company as a group. Except as otherwise indicated below, the Company believes that the beneficial owners of the common stock listed below have sole investment and voting power with respect to such shares.


NAME OF BENEFICIAL OWNER OR IDENTITY OF GROUP          NUMBER OF SHARES          PERCENT OF SHARES
                                                     BENEFICIALLY OWNED (1)     BENEFICIALLY OWNED
Paul Rosenberg
650 N. E. 5th Avenue
Boca Raton, Fl 33432
                                                         1,919,995 (2)                 7.3%

Gabriel Battista                                           655,555 (3)                 2.4%

Mark S. Fowler                                             108,674 (3)                   *

Arthur J. Marks                                             61,666 (3)                   *

Edward B. Meyercord, III                                   244,820 (3)                   *

Ronald R. Thoma                                              39311 (3)                   *

Jeffrey Earhart                                             81,434 (3)                   *

Aloysius T. Lawn, IV                                       145,660 (3)                   *

Warren A. Brasselle                                         89,278 (3)                   *

David G. Zahka                                              40,000 (3)                   *

All directors and executive officers as a group
(12 persons)                                             2,186,005 (3)                 7.8%


*     Less  than  1%

(1) The securities "beneficially owned" by a person are determined in accordance with the definition of "beneficial ownership" set forth in the regulations of the Securities and Exchange Commission (the "SEC") and, accordingly, may include securities owned by or for, among others, the spouse, children or certain other relatives of such person. The same shares may be beneficially owned by more than one person. Beneficial ownership may be disclaimed as to certain of the securities.

(2) The foregoing information is derived from the Schedule 13D/A filed by Paul Rosenberg, the Rosenberg Family Limited Partnership, PBR, Inc. and the New Millennium Charitable Foundation on February 12, 1999.

(3) Includes shares of Company common stock that could be acquired upon exercise of options exercisable within sixty (60) days after March 31, 2003 as follows: Gabriel Battista-605,555; Edward B. Meyercord, III-194,444; Aloysius
T. Lawn, IV-114,444; Jeffrey Earhart-76,666; Warren A. Brasselle-79,445; and David G. Zahka-33,334.

COMPLIANCE  WITH  SECTION  16(A)  OF  THE  EXCHANGE  ACT

     Under Section 16(a) of the Securities Exchange Act of 1934, as amended, the Company's directors and certain officers and persons who are the beneficial owners of more than 10 percent of the common stock of the Company are required to report their ownership of the common stock, options and certain related securities and any changes in that ownership to the SEC. Specific due dates for these reports have been established, and the Company is required to report any failure to file by such dates in 2002. The Company believes that all of the required filings have been made in a timely manner, except that the executive officers of the Company who participated in the Company's Employee Option Exchange (described under "EXECUTIVE COMPENSATION - Stock Options" below) that was completed in April 2002, including Messrs. Battista, Meyercord, Lawn, Earhart, Brasselle, Griffo, and Vinall, reported the cancellation of their options that were exchanged in their timely filed Form 4 reports of the issuance of the new options delivered in the exchange, rather than in the earlier Form 5 report. In making this statement, the Company has relied on copies of the reporting forms received by it.


                        PROPOSAL 1: ELECTION OF DIRECTORS

     The Company's Amended and Restated Certificate of Incorporation provides that the Board shall consist of not less than one nor more than 15 persons, the exact number to be fixed and determined from time to time by resolution of the Board. The Board has acted to fix the number of directors at five. Pursuant to the terms of the Company's Amended and Restated Certificate of Incorporation, the Board is divided into three classes, as nearly equal in number as reasonably possible, with terms currently expiring at the annual meeting of stockholders in 2003 ("Class II"), the annual meeting of stockholders in 2004 ("Class I"), and the annual meeting of stockholders in 2005 ("Class III"), respectively.

     At the Annual Meeting, Arthur Marks and Edward B. Meyercord, III are to be elected as Class II directors, for terms to expire at the annual meeting of stockholders in 2006. Messrs. Marks and Meyercord will each serve until his successor has been elected and qualified. Mr. Marks currently serves as a director of the Company. Mr. Meyercord currently serves as the President and a director of the Company. The proxies solicited hereby, unless directed to the contrary therein, will be voted for the nominees. The nominees have consented to being named in this proxy statement and to serve if elected. The Board has no reason to believe that the nominees for election as director will not be candidates or will be unable to serve, but if either occurs it is intended that the shares represented by proxies will be voted for such substituted nominee or nominees as the Board, in its discretion, may designate.

     The following sets forth certain biographical information, present occupation and business experience for the past five years for the nominees for election as directors and the continuing Class I and Class III directors.

The Board of Directors recommends a vote FOR the Class II nominees listed below.

CLASS  II:  NOMINEES  WHOSE  TERMS  WILL  EXPIRE  IN  2003

ARTHUR MARKS, AGE 58. Mr. Marks has been a director of the Company since August 1999. He is currently a general partner of Valhalla Partners, a private equity fund. From 1984 through 2001, Mr. Marks was a General Partner of New Enterprise Associates, a private equity fund that invests in early stage companies in information technology and medical and life sciences. Mr. Marks serves as a director of two publicly traded software companies, Mobius Management Systems and Progress Software Corp., as well as one publicly traded communications equipment company, Advanced Switching Communications. He is also a director of a number of privately held companies.

EDWARD B. MEYERCORD, III, AGE 37. Mr. Meyercord currently serves as the President and a director of the Company. Mr. Meyercord was elected to the Board and President of the Company in May 2001. He served as Chief Financial Officer of the Company between August 1999 and December 2001 and Chief Operating Officer of the Company between January 2000 and May 2001. He joined the Company in September of 1996 as the Executive Vice President, Marketing and Corporate
Development. Prior to joining the Company, Mr. Meyercord served as Vice President in the Global Telecommunications Corporate Finance Group at Salomon Brothers, Inc., based in New York. Prior to Salomon Brothers, he worked in the corporate finance department at PaineWebber Incorporated.

CLASS  I:  INCUMBENTS  WHOSE  TERMS  WILL  EXPIRE  IN  2004

GABRIEL BATTISTA, AGE 58. Mr. Battista currently serves as Chairman of the Board and Chief Executive Officer of the Company. Prior to joining the Company in January of 1999 as a director and Chief Executive Officer, Mr. Battista served as Chief Executive Officer of Network Solutions Inc., an Internet domain name registration company. Prior to joining Network Solutions, Mr. Battista served both as CEO and as President and Chief Operating Officer of Cable & Wireless, Inc., a telecommunication provider. His career has also included management positions at US Sprint, GTE Telenet and The General Electric Company. Mr. Battista serves as a director of Capitol College and Systems & Computer Technology Corporation (SCTC).

RONALD R. THOMA, AGE 68. Mr. Thoma is currently a business consultant, having retired in early 2000 as an Executive Vice President of Crown Cork and Seal Company, Inc., a manufacturer of packaging products, where he had been employed since 1955. Mr. Thoma has served as a director of the Company since 1995.

CLASS  III:  INCUMBENT  WHOSE  TERM  WILL  EXPIRE  IN  2005

MARK S. FOWLER, AGE 61. Mr. Fowler has been a director of the Company since September 1999. From 1981 to 1987, he was the Chairman of the FCC. From 1987 to 1994, Mr. Fowler was Senior Communications Counsel at Latham & Watkins, a law firm, and of counsel from 1994 to 2000. From 1991 to 1994, he was the founder, Chairman and Chief Executive Officer of PowerFone Holdings Inc., a telecommunications company. From 1994 to 2000 he was a founder and chairman of UniSite, Inc., a developer of antenna sites for use by multiple wireless operators. From 1999 to December 2002, Mr. Fowler served as a director of Pac-West Telecomm, Inc., a competitive local exchange carrier. From 1999 to date, Mr. Fowler has served as a director of Beasley Broadcast Group, a radio broadcasting company. Mr. Fowler is also a founder and serves as Chairman of the Board of Directors of AssureSat, Inc., a provider of telecommunications satellite backup services.

                             THE BOARD OF DIRECTORS

     The Board met or acted by written consent in lieu of a meeting 8 times in 2002. During the fiscal year ended December 31, 2002, each then-incumbent director attended at least 75% of the aggregate number of meetings of the Board and meetings of the committees of the Board on which he served.

BOARD  COMMITTEES

     The Board has established the following two committees, the function and current members of which are noted below.

Audit Committee. In 2002, the Audit Committee consisted of Arthur J. Marks, Mark S. Fowler and Ronald R. Thoma. The members of the Audit Committee are independent, as that term is defined in the National Association of Securities Dealers listing standards. The Audit Committee's primary purpose is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements. Without limitation of the generality of the foregoing, the Audit Committee's primary functions are to oversee: the integrity of the Company's financial statements and financial reporting structure; the Company's compliance with related legal and regulatory requirements; the independent auditor's qualifications and independence; and the performance of the Company's independent auditors. In addition, the Audit Committee is directly and solely responsible for the appointment, replacement, compensation and oversight of the work of the independent auditors. The Audit Committee met 5 times in 2002.

AUDIT  COMMITTEE  REPORT

     The following report of the Audit Committee does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other Company filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent the Company specifically incorporates this report by reference therein.

     During 2000, the Audit Committee of the Board developed an updated charter for the Committee, which was approved by the full Board on March 20, 2000. Management and the Audit Committee, with assistance of legal counsel, have been reviewing the various proposals and recently adopted rules with respect to accounting and other matters. An updated charter for the Audit Committee was approved by the full Board on April 29, 2003. A copy of the updated charter is attached hereto as Exhibit A. The updated charter revises the prior charter by providing that the Audit Committee: engages and hires the Company's independent auditors, approves related party transactions and establishes procedures for the receipt, retention and treatment of complaints regarding Company accounting and auditing matters. The Audit Committee reviews and reassesses this charter at least annually.

     While management is responsible for the preparation and integrity of the Company's financial statements, accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations, the Audit Committee's primary purpose is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements. The Company's independent auditors, PricewaterhouseCoopers LLP, are responsible for performing an independent audit of the consolidated financial statements and expressing an opinion on the conformity of those financial statements with generally accepted accounting principles.

     In fulfilling its oversight responsibilities, the Audit Committee has reviewed and discussed the audited financial statements for fiscal 2002 with the Company's management and has discussed with PricewaterhouseCoopers LLP the matters that are required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees. In addition, PricewaterhouseCoopers LLP has provided the Audit Committee with the written disclosures and the letter required by the Independence Standards Board Standard No.1, Independence Discussions with Audit Committees, and the Audit Committee has discussed with PricewaterhouseCoopers LLP their independence.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2002, for filing with the SEC.

                                   THE  AUDIT  COMMITTEE

                                   Arthur  J.  Marks,  Chairman
                                   Mark  S.  Fowler
                                   Ronald  R.  Thoma

Compensation Committee.    In 2002, the Compensation Committee consisted of Mark
S. Fowler and Ronald R. Thoma. The Compensation Committee is responsible for determining compensation for the Company's executive officers and currently administers the 1998 Long Term Incentive Plan, the 2000 Long Term Incentive Plan and the 2001 Non-Officer Long Term Incentive Plan and reviews and approves the grant of options to employees of the Company. The Compensation Committee met or took action by written consent in lieu of a meeting 20 times during 2002.

     Although the Board has not established a nominating or similar committee, the Board will consider stockholder nominations for directors submitted in accordance with the procedure set forth in Section 402 of the Company's Bylaws. The procedure provides that a notice relating to the nomination of directors must be timely given in writing to the Chairman of the Board of the Company prior to the meeting. To be timely, notice relating to the nomination of directors must be delivered not less than 14 days nor more than 50 days prior to any such meeting of stockholders called for the election of directors. Notice to the Company from a stockholder who proposes to nominate a person at a meeting for election as a director must be accompanied by each proposed nominee's written consent and contain, to the extent known to the notifying stockholder, the name, address and principal occupation of each proposed nominee, the total number of shares of capital stock of the Company that will be voted for each of the proposed nominees, the name and address of the notifying stockholder, the number of shares of capital stock of the Company owned by each notifying stockholder and the information regarding the proposed nominee that would be required to be disclosed in a proxy statement filed under the Securities Exchange Act of 1934. Stockholder nominations not made in accordance with this procedure may be disregarded by the Chairman, who may instruct that all votes cast for each such nominee be disregarded.

COMPENSATION  OF  DIRECTORS

     The Company currently pays non-employee directors an annual retainer of $10,000. Directors are eligible to receive, and have been granted in the past, options to purchase shares of common stock of the Company. No options were granted in 2002. Non-employee directors are also reimbursed for reasonable expenses incurred in connection with attendance at Board meetings or meetings of committees thereof.

                               EXECUTIVE OFFICERS

As  of  March  31,  2003:

            NAME           AGE                  POSITION
------------------------   ---   -----------------------------------------------
Gabriel  Battista           58   Chairman of the Board and Chief Executive
                                 Officer  of the  Company  and  a Director
Edward B. Meyercord, III    37   President  of the Company and a Director
Warren A. Brasselle         45   Senior  Vice  President  - Operations
Jeffrey Earhart             41   Senior Vice President - Customer Operations
Kevin  D.  Griffo           42   Executive Vice President - Sales and Marketing
Aloysius  T.  Lawn,  IV     44   Executive Vice President - General Counsel and
                                 Secretary
George  Vinall              47   Executive Vice President - Business Development
Thomas  M.  Walsh           43   Senior Vice President - Finance and Treasurer
David  G.  Zahka            43   Chief  Financial  Officer

All officers are elected annually by the Board and hold office until their successors are elected and qualified.

The backgrounds of Messrs. Battista and Meyercord are set forth above under "PROPOSAL 1: ELECTION OF DIRECTORS."

WARREN A. BRASSELLE. Since April 2000, Mr. Brasselle has served as Senior Vice President - Operations for the Company. Prior to joining the Company, Mr. Brasselle was Vice President of Operations for Cable and Wireless North America since 1996, where he was broadly responsible for the design, provisioning, and maintenance of Cable & Wireless' voice, data, and IP network. Mr. Brasselle also held a variety of operational positions at MCI, now MCI WorldCom Inc. and Williams Telecommunications.

JEFFREY EARHART. Mr. Earhart currently serves as Senior Vice President - Customer Operations of the Company. Between 1997 and 2000, he served the Company as Vice President, Operations. Mr. Earhart originally joined the Company as its Director of Retail Sales and Provisioning in 1990, a position he held until 1992. Prior to rejoining the Company in 1997, Mr. Earhart served as President of Collective Communications Services, an independent long distance reseller of long distance services of the Company.

KEVIN D. GRIFFO. Mr. Griffo has served as the Company's Executive Vice President - Sales and Marketing since March 2000. Prior to joining the Company, Mr. Griffo was the President and Chief Operating Officer of Access One. Mr. Griffo was also employed by AMNEX from January 1995 to December 1997, holding various positions, including Chief Operating Officer and President of AMNEX's Telecommunications Division.

ALOYSIUS T. LAWN, IV. Mr. Lawn joined the Company in January 1996 and currently serves as Executive Vice President - General Counsel and Secretary. Prior to joining the Company, from 1985 through 1995, Mr. Lawn was an attorney in private practice. Mr. Lawn is a director of Stonepath Group, Inc., a global, integrated logistics services organization.

GEORGE VINALL. Mr. Vinall joined the Company in January of 1999 as Executive Vice President - Business Development. Prior to joining the Company, he served as President of International Protocol LLC, a telecommunication consulting business, as General Manager of Cable & Wireless Internet Exchange, an international Internet service provider, and as Vice President, Regulatory & Government Affairs of Cable and Wireless North America, a telecommunication provider.

THOMAS M. WALSH. Mr. Walsh joined the Company in September of 2000 and currently serves as Senior Vice President - Finance and Treasurer. Before joining the Company, he served as a director at Comcast Cellular Communications, a telecommunications company, from 1996 to 1999, and Regional Controller of Southwestern Mobil Systems, a successor corporation, from 1999 to 2000. Prior to Comcast Cellular Communications, he worked for Call Technology Corporation, a telecommunications company, where he was responsible for all finance and accounting functions as Chief Financial Officer. Prior to his tenure with Call Technology Corporation, Mr. Walsh served as Audit Manager for Ernst & Young.
Mr.  Walsh  is  a  Certified  Public  Accountant.

DAVID G. ZAHKA. Mr. Zahka joined the Company in December of 2001 as Chief Financial Officer. Before joining the Company, he spent more than 15 years with PaineWebber Incorporated, and its successor UBS Warburg, where he served most recently as Executive Director of the Financial Sponsors Group. At PaineWebber, Mr. Zahka also served as Senior Vice President of Debt Capital Markets and First Vice President of the Utility Finance Group.

CERTAIN  RELATIONSHIPS  AND  RELATED  PARTY  TRANSACTIONS

     In 1999, the principal operating subsidiary of the Company requested an employee, Jeffrey Earhart, to relocate from Pennsylvania to Florida in order to take over the management of its customer service centers in Florida. In connection with the relocation, the Company agreed to make advances or a loan to Mr. Earhart for the relocation and the construction of a new residence in Florida. In 2000, the Company and Mr. Earhart memorialized this agreement regarding relocation with a loan that was secured by the new residence and bore interest at the rate of 8.25 percent per annum. The loan was refinanced in July 2002 and bore interest at the rate of 6.25 percent per annum to reflect current market rates. As of March 27, 2003, Mr. Earhart retired the loan in its entirety. The largest aggregate amount of the loan outstanding during 2002 was $1.04 million, and, as of March 31, 2003, no money was outstanding on the loan and advances. In May 2001, Mr. Earhart was elected an executive officer of the Company.

                             EXECUTIVE COMPENSATION

SUMMARY  OF  CASH  AND  CERTAIN  OTHER  COMPENSATION

     The following table sets forth information for the fiscal years ended December 31, 2002, 2001 and 2000 as to the compensation for services rendered paid by the Company to the Chief Executive Officer and to the five other most highly compensated executive officers of the Company whose annual salary and bonus exceeded $100,000.


                                  SUMMARY  COMPENSATION  TABLE

                                                                                            LONG TERM
                                                          ANNUAL COMPENSATION             COMPENSATION
                                            -----------------------------------------------------------------
                                                                                            SECURITIES
                                                                                            UNDERLYING
                                                                                           OPTIONS/SARS
NAME AND PRINCIPAL POSITION                   YEAR      SALARY (1)      BONUS (1)
-------------------------------------------------------------------------------------------------------------

Gabriel Battista, Chairman of the Board       2002      $ 500,000       $ 535,000            440,488(4)
of Directors,  Chief Executive Officer        2001             --(2)           --                 --
and Director                                  2000             --(2)    $  50,000            166,666(3)

Edward B. Meyercord, III, President           2002      $ 350,000       $ 381,500            150,000(4)
And Director                                  2001      $ 300,000              --                 --
                                              2000      $ 298,000       $  30,000            116,666(3)

Aloysius T. Lawn, IV, Executive Vice          2002      $ 275,000       $ 245,400             70,000(4)
President - General Counsel and               2001      $ 275,000              --                 --
Secretary                                     2000      $ 260,500       $  27,500            104,166(3)

Warren A. Brasselle, Senior Vice              2002      $ 250,000       $ 233,500             68,333(4)(5)
President - Operations                        2001      $ 250,000              --                 --
                                              2000      $ 186,539(7)    $ 188,000             85,000(6)

David G. Zahka, Chief Financial Officer       2002      $ 250,000       $ 233,500                 --
                                              2001      $  13,462(7)           --            100,000(6)
                                              2000             --              --                 --

Jeffrey Earhart, Senior Vice President -      2002      $ 230,000       $ 333,000             63,889(4)
Customer Operations                           2001      $ 230,000              --                 --
                                              2000      $ 216,615       $ 140,000            106,000(3)(5)(6)


(1) The costs of certain benefits not properly categorized as salary or benefits are not included because they did not exceed, in the case of any executive officer named in the table, the lesser of $50,000 or 10% of the total annual salary and bonus reported in the above table.

(2) Under his employment agreement with the Company, Mr. Battista is entitled to a minimum annual salary of $500,000. Mr. Battista's salary for 1999 included, in addition to the $500,000 annual base salary for 1999, $1,000,000 representing a prepayment of $500,000 in salary for each of the years 2000 and 2001 as provided in Mr. Battista's employment agreement with the Company.

(3) Options to purchase the Company's common stock. The options granted to Messrs. Battista, Meyercord, Lawn and Earhart were granted under the Company's 2000 Long Term Incentive Plan. In 2000, Mr. Battista was granted (i) options to purchase 83,333 shares of the Company's common stock at an exercise price of $6.00 per share that vest in five years and (ii) options to purchase 83,333 shares of the Company's common stock at an exercise price of $14.25 per share that vest over three years. In 2000, Mr. Meyercord was granted (i) options to purchase 50,000 shares of the Company's common stock at an exercise price of $6.00 per share that vest in five years and (ii) options to purchase 66,666 shares of the Company's common stock at an exercise price of $14.25 per share that vest over three years. In 2000, Mr. Lawn was granted (i) options to purchase 45,833 shares of the Company's common stock at an exercise price of $6.00 per share that vest in five years, (ii) options to purchase 16,666 shares of the Company's common stock at an exercise price of $6.93, half of which vested upon grant and the remainder of which vested six months thereafter, and
(iii) options to purchase 41,666 shares of the Company's common stock at an exercise price of $14.25 per share that vest over three years. In 2000, Mr. Earhart was granted options to purchase 31,000 shares of the Company's common stock at an exercise price of $6.00 per share that vest in five years. Each of the employment agreements for Messrs. Battista, Meyercord, Lawn, Earhart, Brasselle and Zahka provide for immediate vesting of options in event of a "change of control" (as defined in such agreements).

(4) Messrs. Meyercord, Lawn, Earhart and Brasselle were reissued options under the 1998 Long Term Incentive Plan to purchase the Company's common stock on April 5, 2002, in exchange for options to purchase the Company's common stock exchanged and cancelled pursuant to the Company's Employee Option Exchange (described under "EXECUTIVE COMPENSATION - Stock Options" below): 150,000, 70,000, 63,889, and 60,000, respectively, at an exercise price of $1.53. On
April 5, 2002, Mr. Battista was reissued options under the 1998 Long Term Incentive Plan to purchase 107,155 shares of the Company's common stock and under the 2000 Long Term Incentive Plan to purchase 333,333 shares of the Company's common stock, in exchange for options to purchase the Company's common stock exchanged and cancelled pursuant to the Company's Employee Option Exchange (described under "EXECUTIVE COMPENSATION - Stock Options" below).

(5) Options to purchase the Company's common stock. The options granted to Messrs. Earhart and Brasselle were granted under the Company's 1998 Long Term Incentive Plan. In 2000, Mr. Earhart was granted options to purchase 50,000 shares of the Company's common stock at an exercise price of $15.88 per share that vest over three years. In 2002, Mr. Brasselle was granted options that vest over three years to purchase 8,333 shares of the Company's common stock at an exercise price of $1.53 per share.

(6) Options to purchase the Company's common stock. The options granted to Messrs. Earhart, Brasselle and Zahka were not granted under a stock option plan. In 2000, prior to Mr. Earhart becoming an executive officer of the Company, he was granted options to purchase 25,000 shares of the Company's common stock at an exercise price of $14.25 per share that vest over three years. In 2000 and prior to Mr. Brasselle becoming an executive officer of the Company, he was granted (i) options to purchase 60,000 shares of the Company's common stock at an exercise price of $43.14 per share, 10,000 vested immediately and the remainder vest over three years (these options were subsequently reissued pursuant to the Company's Employee Option Exchange as described in footnote 4 above), and (ii) options to purchase 25,000 shares of the Company's common stock at an exercise price of $14.25 per share that vest over three years. In 2001, in connection with his hiring by the Company, Mr. Zahka was granted options to purchase 100,000 shares of the Company's common stock at an exercise price of $1.20 per share that vest over three years.

(7) Messrs. Brasselle and Zahka commenced employment with the Company on April 3, 2000 and December 7, 2001, respectively.


STOCK  OPTIONS

     The following table sets forth further information regarding grants of options to purchase the Company common stock made by the Company during the fiscal year ended December 31, 2002 to the executive officers named in the Summary Compensation Table, above.


                         OPTION/SAR  GRANTS  IN  LAST  FISCAL  YEAR

                    NUMBER OF       PERCENT OF TOTAL
                    SECURITIES       OPTIONS/SARS
                    UNDERLYING        GRANTED TO      EXERCISE                      POTENTIAL REALIZABLE VALUE
                   OPTIONS/SARS      EMPLOYEES IN     PRICE PER    EXPIRATION         AT ASSUMED ANNUAL RATES
NAME                 GRANTED            2002          SHARE (1)       DATE            OF STOCK OPTION TERM (5)
---------------------------------------------------------------------------------------------------------------
                                                                                       5%($)           10%($)
                                                                                    ---------------------------
Gabriel Battista   107,155(2)            4.8%          $ 1.53       11/12/08         $  62,431      $ 144,184
                   333,333(3)           14.8%          $ 1.53       11/12/08         $ 194,209      $ 448,520

Edward B.          150,000(2)            6.7%          $ 1.53        11/1/09         $ 102,752      $ 243,636
Meyercord, III

Aloysius T.         70,000(2)            3.1%          $ 1.53         4/1/09         $  43,588      $ 101,750
Lawn, IV

Jeffrey Earhart      3,889(2)            0.2%          $ 1.53       12/17/02         $     220      $     440
                    10,000(2)            0.4%          $ 1.53        10/5/09         $   6,801      $  16,109
                    50,000(2)            2.2%          $ 1.53        1/28/10         $  35,553      $  84,833

Warren A.           60,000(2)            2.7%          $ 1.53         3/8/10         $  43,379      $ 103,852
Brasselle            8,333(4)            0.4%          $ 1.53         4/5/12         $   8,030      $  20,384

David G. Zahk            0                --               --             --                --             --

---------------------

(1)     All  options  have  been  granted  at market price on the date of issue.

(2) The options granted to Messrs. Battista, Meyercord, Lawn, Earhart and Brasselle were granted under the Company's 1998 Long Term Incentive Plan. The optionholders were reissued these options to purchase the Company's common stock on April 5, 2002, in exchange for options to purchase the Company's common stock exchanged and cancelled pursuant to the Company's Employee Option Exchange (described below).

(3) The options granted to Mr. Battista were granted under the Company's 2000 Long Term Incentive Plan. The optionholder was reissued these options to purchase the Company's common stock on April 5, 2002, in exchange for options to purchase the Company's common stock exchanged and cancelled pursuant to the Company's Employee Option Exchange (described below).

(4) The options granted to Mr. Brasselle were granted under the Company's 1998 Long Term Incentive Plan.

(5) Disclosure of the 5% and 10% assumed annual compound rates of stock appreciation based on exercise prices are mandated by the rules of the SEC and do not represent the Company's estimate or projection of future common stock prices. The actual value realized may be greater or less than the potential realizable value set forth in the table.

     The following table sets forth certain information as to aggregated option/SAR exercises in the Company's fiscal year ended December 31, 2002 and option/SAR values as of December 31, 2002 for each of the executive officers named in the Summary Compensation Table, above.


               AGGREGATE OPTION/SAR EXERCISES IN LAST FISCAL YEAR
                      AND FISCAL YEAR-END OPTION/SAR VALUES

                                                                    NUMBER OF SECURITIES             VALUE OF UNEXERCISED IN-
                             SHARES                                UNDERLYING UNEXERCISED                    THE-MONEY
                            ACQUIRED                                     OPTIONS/SARS                     OPTIONS/SARS (1)
      NAME                     ON               VALUE             -------------------------         -------------------------
                            EXERCISE           REALIZED           EXERCISABLE/UNEXERCISABLE         EXERCISABLE/UNEXERCISABLE
-----------------------------------------------------------------------------------------------------------------------------

Gabriel Battista                0                  0                  605,555/111,110                $     1,792,786.16/$0.00

Edward B.
Meyercord, III                  0                  0                   194,444/72,222                $       610,500.00/$0.00

Aloysius T. Lawn, IV            0                  0                   114,444/59,721                $       284,900.00/$0.00

Jeffrey Earhart             3,889        $ 20,883.93                    60,001/55,999                $  176,369.38/$67,830.62

Warrren A. Brasselle            0                  0                    60,001/33,332                $ 176,369.38/$101,745.93

David G. Zahka                  0                  0                    33,334/66,666                $ 146,669.60/$293,330.40


(1) Calculated as the difference between the exercise/base-price of the options/SARs and a year-end fair market value of the underlying securities equal to $5.60.

     On August 29, 2001, the Company initiated an offer to exchange all outstanding stock options previously issued by the Company to employees that had an exercise price of $16.50 or more and did not expire before April 5, 2002, for new options to be granted under one of the Company's various stock option plans (the "Employee Option Exchange"). On October 4, 2001, the Company accepted for cancellation options to purchase a total of 1,938,211 shares of Company common stock. On April 5, 2002, the Company granted new options pursuant to the Employee Option Exchange in exchange for the exchanged and cancelled options.

                          TEN-YEAR OPTION/SAR REPRICINGS

     The following table sets forth certain information with respect to adjustments and amendments of the exercise prices of Company stock options or SARs previously awarded to executive officers of the Company, including pursuant to the Employee Option Exchange, in the ten fiscal years ended December 31, 2002.

                                                                                                       Length of
                                                                                                        Original
                                            Number of                                                 Option Term
                                           Securities      Market Price     Exercise                  Remaining at
                                            Underlying      of Stock        Price at                    Date of
                                           Options/SARs     at Time of       Time of          New     Repricing or
Name and Position of           Date of     Repriced or     Repricing or   Repricing or      Exercise   Amendment
Executive Officer             Repricing      Amended         Amendment      Amendment        Price      (Months)
Gabriel Battista,
Chairman and Chief
Executive Officer           April 5, 2002     333,333         $ 1.53         $ 31.32         $ 1.53        70
                            April 5, 2002     107,155         $ 1.53         $ 21.00         $ 1.53        70

Edward B. Meyercord, III,
President, Director and
Treasurer                   April 5, 2002     150,000         $ 1.53         $ 47.82         $ 1.53        91

Aloysius T. Lawn, IV,
Executive Vice President -
General Counsel and
Secretary                   April 5, 2002      70,000         $ 1.53         $ 29.64         $ 1.53        84
                            October 13, 1998   20,000         $17.25         $ 34.89         $17.25         3
                            October 13, 1998   30,000         $17.25         $ 31.68         $17.25         3


Kevin Griffo, Executive
Vice President - Sales
And Marketing               April 5, 2002     433,333         $ 1.53         $ 41.07         $ 1.53        96

George Vinall, Executive
Vice President - Business
Development                 April 5, 2002      80,000         $ 1.53         $ 25.68         $ 1.53        71

Warren Brasselle, Senior
Vice President-Operations   April 5, 2002      60,000         $ 1.53         $ 43.14         $ 1.53        96

Jeffrey Earhart, Senior
Vice  President-Customer
Operations                  April 5, 2002       3,889         $ 1.53         $ 17.25         $ 1.53         9
                            April 5, 2002      10,000         $ 1.53         $ 35.64         $ 1.53        92
                            April 5, 2002      50,000         $ 1.53         $ 47.64         $ 1.53        97
                            October 13, 1998    3,888         $17.25         $ 57.39         $17.25        26
                            October 13, 1998    3,889         $17.25         $ 57.39         $17.25        38
                            October 13, 1998    3,889         $17.25         $ 57.39         $17.25        50


                        COMPENSATION PLANS AND SECURITIES

      The following table sets forth certain information as of December 31, 2002 with respect to compensation plans under which equity securities of the Company are authorized for issuance:


                                                                            NUMBER OF SECURITIES
                            NUMBER OF SECURITIES TO    WEIGHTED-AVERAGE      REMAINING AVAILABLE
                            BE ISSUED UPON EXERCISE    EXERCISE PRICE OF     FOR FUTURE ISSUANCE
                            OF OUTSTANDING OPTIONS,   OUTSTANDING OPTIONS,      UNDER EQUITY
    PLAN CATEGORY             WARRANTS AND RIGHTS     WARRANTS AND RIGHTS   COMPENSATION PLANS(1)
--------------------------  -----------------------  ---------------------  ---------------------
Equity compensation
   plans approved by
   security holders                2,141,758               $ 5.50                126,097
Equity compensation
   plans not approved
   by security holders (2)         2,037,609               $ 8.25                774,188
                            -----------------------  ---------------------  ---------------------
Total                              4,179,367               $ 6.84                900,285

(1) Under all plans, if any shares subject to a previous award are forfeited, or if any award is terminated without issuance of shares or satisfied with other consideration, the shares subject to such award shall again be available for future grants.

(2) The shares are primarily under the Company's 2001 Non-Officer Long Term Incentive Plan pursuant to which up to 1,666,666 shares of the Company's common stock may be issued to employees of the Company in the form of options, rights, restricted stock and incentive shares. The shares also include shares issuable on exercise of certain options granted in connection with the initial employment of executive officers and without shareholder approval as permitted by the rules of Nasdaq. To the extent permitted by the rules of Nasdaq, there may be further grants of securities by option or otherwise without shareholder approval, both to non-executive employees and in connection with the initial employment of executive officers.

EMPLOYMENT  CONTRACTS

     Gabriel Battista is party to an employment agreement with the Company, dated as of November 13, 1998, that was amended as of March 28, 2001 and now expires on December 31, 2004. Under the terms of the agreement, as amended, Mr. Battista received a signing bonus of $3,000,000 at the time of the original agreement and is entitled to a minimum annual base salary of $500,000, plus a discretionary bonus. The initial three years of salary under the original agreement were paid in advance. Mr. Battista is also entitled to other benefits and perquisites. In addition, upon execution of the original agreement in 1998, Mr. Battista was granted options that vested over three years to purchase 333,333 shares of the Company common stock at an exercise price of $31.32 per share, and options that vested immediately upon execution of the agreement to purchase an additional 216,666 shares at an exercise price of $21.00 per share. A portion of these options were exchanged and cancelled pursuant to the Company's Employee Option Exchange (described under "EXECUTIVE COMPENSATION - Stock Options").

     In the event of certain transactions (including an acquisition of the Company's assets, a merger into another entity or a transaction that results in the Company common stock no longer being required to be registered under the Securities Exchange Act of 1934), Mr. Battista will receive an additional bonus of $1,000,000 if the price per share for the Company common stock in such transaction is less than or equal to $60.00 per share, or $3,000,000 if the consideration is greater than $60.00 per share.

     Edward B. Meyercord, III entered into a three-year employment agreement with the Company effective as of March 26, 2001. Commencing in 2002, under the contract, Mr. Meyercord is entitled to a minimum annual base salary of $350,000 and certain other perquisites made generally available by the Company to its senior executive officers.

     Aloysius T. Lawn, IV entered into a three-year employment agreement with the Company effective as of March 26, 2001. Under the contract, Mr. Lawn is entitled to a minimum annual base salary of $275,000 and certain other perquisites made generally available by the Company to its senior executive officers.

     Jeffrey Earhart entered into a three-year employment agreement with the Company effective as of October 2, 2001. Under the contract, Mr. Earhart is entitled to a minimum annual base salary of $230,000 and certain other perquisites made generally available by the Company to its senior executive officers.

     Warren A. Brasselle entered into a three-year employment agreement with the Company effective as of April 3, 2000. Under the contract, Mr. Brasselle received a signing bonus of $100,000, payable in two equal installments on June 31, 2000 and September 30, 2000, and is entitled to a minimum annual base salary of $250,000 and certain other perquisites made generally available by the Company to its senior executive officers. In addition, upon execution of the agreement, Mr. Brasselle was granted options to purchase 60,000 shares of the Company's common stock at an exercise price of $43.14 per share, 10,000 vested immediately and the remainder vest over three years (these options were subsequently reissued pursuant to the Company's Employee Option Exchange as described under "EXECUTIVE COMPENSATION - Stock Options").

     David G. Zahka entered into a three-year employment agreement with the Company effective as of December 7, 2001. Under the contract, Mr. Zahka is entitled to a minimum annual base salary of $250,000 and certain other perquisites made generally available by the Company to its senior executive officers. In addition, upon execution of the agreement, Mr. Zahka was granted options to purchase 100,000 shares of the Company's common stock at an exercise price of $1.20 per share that vest over three years.

     Each of the employment agreements for Messrs. Battista, Meyercord, Lawn, Earhart, Brasselle and Zahka provide for immediate vesting of options in event of a "change of control" (as defined in the agreements) of the Company and provide for severance benefits in the event employment is terminated by the Company without cause prior to the end of the term and for a certain period beyond the end of the term in the event of a "change of control." The severance benefits are generally the payment of an amount equal to two years' base salary plus the average annual incentive bonus earned by the executive in the preceding four years, as well as the continuation of various employee benefits for two years.

     Each of the above-described agreements requires the executive to maintain the confidentiality of Company information and assign any inventions to the Company. In addition, each of the executive officers has agreed that he will not compete with the Company by engaging in any capacity in any business that is competitive with the business of the Company during the term of his respective agreement and thereafter for specified periods.

COMPENSATION  COMMITTEE

COMPENSATION  COMMITTEE  INTERLOCKS  AND  INSIDER  PARTICIPATION

     None.

COMPENSATION  COMMITTEE  REPORT  ON  EXECUTIVE  COMPENSATION

     The Compensation Committee approves salaries and certain incentive compensation arrangements for management and key employees of the Company.

     The principal elements of the Company's compensation structure are described below:

     Annual Salary. Minimum annual base salaries for executive officers of the Company have been established pursuant to employment contracts negotiated with each of the executive officers of the Company. Increases above such minimum base salaries may be granted in the discretion of the Compensation Committee based on its subjective assessment of individual performance. The Company believes that such employment contracts help to attract and retain qualified individuals. In addition, the employment agreements include confidentiality and non-compete agreements by the officers. See "EXECUTIVE COMPENSATION - Employment Contracts."

     Annual Bonuses. For 2002, the Board approved an annual bonus program for the executive officers and certain other employees of the Company to provide further incentive to achieve the Company's 2002 performance goals. Bonus targets for the program were 50% of base salary for the CEO and President and 40% of base salary for the balance of the executive officers. Awards under this program were based upon achieving the Company's operating plan, with the opportunity for leverage of the bonus targets based upon surpassing such plan. The Compensation Committee of the Board reviewed the Company's performance in 2002 against the criteria that had been established under the program and, at the Compensation Committee's recommendation, the Board subsequently approved bonuses for the Company's executive officers as set forth in the annual bonus program, which awards to the persons named in the Summary Compensation Table, above, are reflected therein under the "Bonus" column.

     In addition, the Board adopted an incentive compensation plan for a limited number of employees, including executive officers of the Company other than the CEO. Under this plan, the participating employees were organized in groups on a cross-functional basis and charged with the responsibility for improving and monitoring the following operational areas: customer satisfaction, general and administrative expenses/capital budget, sales and marketing, credit quality, gross margin, and facilities-based provisioning. Incentive compensation under this plan was based upon the Company's achieving certain operational performance measures established by the Board when it adopted the plan. Maximum compensation per employee for each cross-function team was $2,000 per quarter, with an aggregate quarterly cap of $4,000. The incentive compensation awards under this plan to the persons named in the Summary Compensation Table, above, are reflected therein under the "Bonus" column.

     Long Term Incentive Compensation. In general, the Company has granted stock options to key executives as an inducement to such executives' entering into employment contracts with the Company.

     The Company believes that stock options are an effective tool for directly linking the financial interests of executive officers and key employees with those of the Company's stockholders and for recruiting and retaining high quality management personnel. Stock options are intended to focus the efforts of executive officers and key employees on performance that will increase the value of the Company for all of its stockholders. In keeping with this purpose, the Company initiated the Employee Option Exchange on August 29, 2001, as described under "EXECUTIVE COMPENSATION - Stock Options," above, to allow eligible employees to exchange outstanding options that had exercise prices significantly higher than the then-current market price of the Company's common stock for options with an exercise price equal to the market value of the shares on the date of grant. The Employee Option Exchange was completed on April 5, 2002. The Company believed that options with an exercise price closer to current market value would provide a better performance incentive for the holders.

     Future option grants or other stock or incentive awards under the 1998 Long Term Incentive Plan, the 2000 Long Term Incentive Plan, the 2001 Non-Officer Long Term Incentive Plan and, if approved, the 2003 Long Term Incentive Plan, will be made in the discretion of the Compensation Committee, including in connection with the negotiation of individual employment arrangements.

     Chief Executive Officer's 2002 Compensation. As set forth in the Summary Compensation Table, Mr. Battista's base salary of $500,000 in 2002 was established pursuant to the terms of the employment agreement he entered into when he joined the Company. The Compensation Committee determined that the Company's performance satisfied the criteria it had established under the 2002 annual bonus program described above and qualified Mr. Battista for a bonus of $535,000 for 2002. In extending Mr. Battista's employment agreement in March 2001 to December 31, 2004, the Compensation Committee had determined to retain the same compensation terms, including the amount of the base salary.

                                   THE  COMPENSATION  COMMITTEE

                                   Ronald  R.  Thoma
                                   Mark  S.  Fowler

                                PERFORMANCE GRAPH

     The following graph sets forth a comparison of the percentage change in the cumulative total stockholder return on the Company's common stock compared to the cumulative total return of the S&P MidCap 400 Index and the S&P 500 Integrated Telecommunications Services Index for the period from December 31, 1997, through December 31, 2002. The comparison assumes that $100 was invested on December 31, 1997 in the Company's common stock and each of the indices and assumes reinvestment of dividends. The stock price performance shown on the graph below is not necessarily indicative of future performance.

                               [GRAPH OMITTED]


                   DEC. 31,   DEC. 31,   DEC. 31,   DEC. 29,   DEC. 31,   DEC. 31,
                    1997       1998        1999       2000       2001       2002
                   --------   --------   --------   --------   --------   --------
Talk America
Holdings, Inc. .    $ 100      $  84      $  89      $   7      $   2      $    9
                    -----      -----      -----      -----      -----       -----
S&P MidCap 400
Index. . . . . .    $ 100      $ 118      $ 133      $ 155      $ 152      $  129
                    -----      -----      -----      -----      -----       -----
S&P 500 Integrated
Telecommunications
Service Index. .    $ 100      $ 149      $ 175      $ 106      $  91      $   59
                    -----      -----      -----      -----      -----       -----

PROPOSAL  2:  RATIFICATION  OF  INDEPENDENT  CERTIFIED  PUBLIC  ACCOUNTANTS

     The Audit Committee of the Board has appointed the firm of PricewaterhouseCoopers LLP as independent auditors of the Company for the current fiscal year. This firm has served as the Company's independent auditors since 2000 and has no direct or indirect financial interest in the Company.

     Although not legally required to do so, the Audit Committee and the Board are submitting the selection of PricewaterhouseCoopers LLP as the Company's independent auditors for ratification by the stockholders at the Annual Meeting. If a majority of the shares present in person or represented by proxy at the meeting and entitled to vote is not voted for such ratification (which is not expected), the Audit Committee will reconsider its appointment of PricewaterhouseCoopers LLP as independent auditors of the Company.

     A representative of PricewaterhouseCoopers LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he desires to do so. It is anticipated that such representative will be available to respond to appropriate questions from stockholders.


     The Board of Directors recommends a vote FOR the proposal to ratify the selection of PricewaterhouseCoopers LLP as independent auditors of the Company.


     During the Company's fiscal years ended December 31, 2002 and 2001, PricewaterhouseCoopers LLP provided services to the Company in the following categories and amounts:

     DESCRIPTION                                 2002             2001
     -----------                                 ----             ----

     Audit  Fees                               $203,000        $172,619 (1)
     Audit-Related  Fees                       $ 54,140        $ 50,401
     Tax  Fees                                 $      0        $      0
     All  Other  Fees                          $ 31,400        $108,619

(1) In addition, the Company paid BDO Seidman, its former auditors, $11,940 in fiscal 2001 for BDO Seidman's services in connection with reissuance of their report on the Company's financial statements for the year ended December 31, 1999.

     In the above table, in accordance with new SEC definitions and rules, which the Company elected to adopt for this year's proxy statement, "audit fees" are fees the Company paid to PricewaterhouseCoopers LLP for professional services for the audit of the Company's consolidated financial statements included in Form 10-K and review of financial statements included in Form 10-Qs, or for services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements; "audit related fees" are fees billed by PricewaterhouseCoopers LLP for assurance and related services that are reasonably related to the performance of the audit or review of the Company's financial statements; "tax fees" are fees for tax compliance, tax advice, and tax planning; and "all other fees" are fees billed by PricewaterhouseCoopers LLP to the Company for any services not included in the first three categories.

     The Audit Committee has determined that the services provided by PricewaterhouseCoopers LLP to the Company that were not related to its audit of the Company's financial statements were at all relevant times compatible with that firm's independence and approved all such services.

PROPOSAL  3:  APPROVAL  OF  THE  2003  LONG  TERM  INCENTIVE  PLAN

     The Company's Board has approved the Company's 2003 Long Term Incentive Plan, subject to the approval of the Company's stockholders. Approximately
65,500 shares of the Company's common stock under the existing 1998 Long Term Incentive Plan and 60,500 shares of the Company's common stock under the existing 2000 Long Term Incentive Plan remain currently available for award to executive officers and other employees of the Company. Approximately 774,188 shares of the Company's common stock under the existing 2001 Non-Officer Long Term Incentive Plan remain currently available for award to Company employees who are not executive officers. The new 2003 Long Term Incentive Plan provides for the issuance of up to 1,250,000 shares of the Company's common stock. The Company's Board believes that the availability of share awards under the new 2003 Long Term Incentive Plan will give the Company the needed compensation flexibility to continue to attract and retain key employees. The 2003 Long Term Incentive Plan will increase the ability of the Board of Directors to adapt the compensation of such employees to the changing needs of the Company's business and to competitive trends in executive compensation practices. The Board also believes that in order to more closely align the interests of such employees with the interests of the stockholders of the Company, increased ownership of the Company's stock by these individuals is desirable.

     The following is a summary description of the new 2003 Long Term Incentive Plan, which description is qualified in its entirety by reference to the 2003 Long Term Incentive Plan, a copy of which is attached hereto as Exhibit B.

ELIGIBILITY  AND  TYPES  OF  AWARDS

     All employees of the Company and its subsidiaries and all non-employee directors of the Company are eligible to participate in the new 2003 Long Term

Incentive Plan. Eligible employees to whom awards will be granted under the 2003 Long Term Incentive Plan will be selected by the committee of the Company's Board of Directors that administers the 2003 Long Term Incentive Plan, as discussed below. The 2003 Long Term Incentive Plan permits the granting of the following types of awards: (1) stock options, including options designated as incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"), or ISOs, and options not so designated, (2) stock appreciation rights or SARs, (3) restricted stock, and (4) incentive shares. Dividends or interest or their equivalent may also be paid or credited in connection with any award. Since the number and identity of employees to whom awards may be granted under the new 2003 Long Term Incentive Plan and the form of such awards are at the discretion of the committee administering the 2003 Long Term Incentive Plan, it is not possible at this time to predict precisely the number or identity of the individuals to whom awards may be granted in the future or the type or size of such awards. It is expected, however, that the individuals receiving awards will include officers named in the Summary Compensation table above under the heading "EXECUTIVE COMPENSATION," other executive officers of the Company and directors of the Company. The maximum number of shares of Company common stock that may be awarded to any employee under the 2003 Long Term Incentive Plan during any calendar year is 250,000, subject to adjustment as described below. Unless earlier terminated by the Board, the 2003 Long Term Incentive Plan will terminate on April 29, 2013; termination of the 2003 Long Term Incentive Plan will not, however, affect the validity of any then outstanding award.

ADMINISTRATION  OF  2003  LONG  TERM  INCENTIVE  PLAN

     The 2003 Long Term Incentive Plan will be administered by a committee of the Board, which initially will be the Compensation Committee. This committee has the authority (i) to select employees to whom awards are granted, (ii) to determine the size and types of awards granted, (iii) to determine the terms and conditions of such awards in a manner consistent with the 2003 Long Term Incentive Plan (discussed below), (iv) to interpret the 2003 Long Term Incentive Plan and any instrument or agreement entered into under the 2003 Long Term Incentive Plan, (v) to establish such rules and regulations relating to the administration of the 2003 Long Term Incentive Plan as it deems appropriate and
(vi) to make all other determinations that may be necessary or advisable for the administration of the 2003 Long Term Incentive Plan. The committee may amend the terms of any award, or substitute new awards for previously granted awards, provided that such amendment or substitution may not impair the rights of any participant with respect to any outstanding award without his consent.

     The Board of Directors may amend, alter or terminate the 2003 Long Term Incentive Plan at any time, provided that no such action may impair the rights of a participant with respect to any outstanding award without the participant's consent and provided that no amendment may be made without stockholder approval if such approval is required to comply with applicable law or requirements of any interdealer quotation system or stock exchange on which the Company's common stock is listed or quoted.

SHARES  SUBJECT  TO  2003  LONG  TERM  INCENTIVE  PLAN

     Subject to adjustment as described below, 1,250,000 shares of the Company's common stock shall be available for grant under the 2003 Long Term Incentive Plan. If any shares subject to any award are forfeited, or if any award is terminated without issuance of shares or is satisfied with other consideration, the shares subject to such award shall again be available for future grants. Further, awards substituted for previous awards in accordance with the terms of the 2003 Long Term Incentive Plan will not be counted toward the share limit unless otherwise provided by the administering committee. The closing sale price of the Company's common stock on the NASDAQ National Market on April 15, 2003 was $8.58.

STOCK  OPTIONS

     The purchase price per share under any option will be determined by the administering committee, provided that it shall not be less than 25% of the fair market value of a share on the date of grant of the option, nor less than the par value of a share. The term of each option shall be fixed by the committee, provided that no option shall have a term extending beyond ten years (five years in the case of ISOs granted to ten-percent stockholders) from the date the option is granted. Options are exercisable during their term as provided by the committee. Options shall be exercised by payment of the purchase price, either in cash, in shares valued at the fair market value on the date the option is exercised, in any combination thereof or in such other form of consideration as the committee shall determine, provided, that, if the committee so provides, an option may be exercised by delivery of a properly executed exercise notice together with irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds necessary to pay the purchase price and applicable withholding taxes in full and such other documents as the committee shall determine. The ability to deliver shares in lieu of cash on the exercise of options could permit the successive, immediate exercise of options with shares received upon earlier or substantially simultaneous exercises. Whether an option holder uses shares to exercise an entire option in a single exercise or through successive exercises, the net increase in shares held by such person will be identical. The committee may accept as partial payment on the exercise of options a promissory note, which may be secured by the shares to be received upon such exercise. The maximum number of shares with respect to which options may be granted to any employee under the 2003 Long Term Incentive Plan in any calendar year is 250,000 shares.

STOCK  APPRECIATION  RIGHTS

     An SAR may be granted either alone or in conjunction with any other award under the 2003 Long Term Incentive Plan. SARs related to any option (i) must be granted at the time such option is granted, and (ii) if such option is an ISO may be exercisable only upon exercise of the related option. Upon exercise of an SAR, the holder thereof is entitled to receive the excess of the fair market value of the shares for which the right is exercised (calculated as of the exercise date) over either the exercise price per share of the related option or, if none, over the fair market value of such number of shares on the date the SAR was granted (hereinafter, the "exercise price") or such amount in excess of such fair market value as may be specified by the administering committee.

Payment by the Company upon exercise of an SAR may be made in cash or shares, or any combination thereof, as the administering committee shall determine.

RESTRICTED  STOCK

     The administering committee shall determine the terms and conditions, including acceleration and forfeiture provisions and other provision and restrictions (which may include restrictions on the right to vote such shares and the right to receive any dividends with respect thereto) that shall be placed on restricted stock awarded under the 2003 Long Term Incentive Plan. This restricted stock may not be disposed of by the recipient until any such restrictions lapse. Restricted stock may be issued for no cash consideration or for such minimum consideration as may be required by applicable law. Upon termination of employment during the restricted period, all restricted stock shall be forfeited, subject to such exceptions, if any, as are authorized by the committee relating to termination of employment on retirement, disability, death or other special circumstances.

INCENTIVE  SHARE  AWARDS

     The administering committee may grant incentive share awards, which shall provide for the issuance of shares at such times and subject to such terms and conditions as the committee shall deem appropriate, including without limitation terms that condition the issuance of such shares upon the achievement of performance goals.

ASSIGNABILITY  OF  AWARDS

     An award and the shares subject to an award may not be assigned, transferred, pledged or otherwise encumbered by a participant except as may be approved by the administering committee in the award or subsequently.

ADJUSTMENTS

     In the event of any change in corporate structure of the Company affecting the shares (e.g., merger, consolidation, recapitalization, reclassification or stock dividend), the committee may make such adjustments as it deems appropriate to the number, class and option price of shares subject to outstanding options granted under the 2003 Long Term Incentive Plan, and in the value of, or number or class of shares subject to, other awards granted or available to be granted under the 2003 Long Term Incentive Plan and to individual employees.

FEDERAL  INCOME  TAX  CONSEQUENCES

     The following discussion briefly summarizes certain federal income tax aspects of stock options, stock appreciation rights, and restricted stock granted under the 2003 Long Term Incentive Plan. State and local tax consequences may differ.

     Incentive Stock Options. In general, an optionee is not required to recognize income at the time of the grant or exercise of an ISO. However, the difference between the exercise price and the fair market value of the stock on the exercise date is an adjustment item for purposes of the alternative minimum tax. If an optionee does not exercise an ISO within certain specified periods of time after termination of employment, the ISO is treated for federal income tax purposes in the same manner as a nonqualified stock option, as described below.

     Nonqualified Stock Options. An optionee generally is not required to recognize income at the time of grant of a nonqualified stock option. However, an optionee generally is required to recognize ordinary income on the date the nonqualified stock option is exercised in an amount equal to the excess of the fair market value of the shares on the exercise date over the exercise price.

     Stock Appreciation Rights. A grantee generally is not required to recognize income at the time of grant of an SAR. However, a grantee generally is required to recognize ordinary income on the date the SAR is exercised in an amount equal to the amount of cash and the fair market value of any shares received on exercise.

     Restricted Stock. Shares of restricted stock awarded under the 2003 Long Term Incentive Plan will be subject to a substantial risk of forfeiture (i.e. a vesting requirement) for the period of time specified in the award. Unless a grantee of shares of restricted stock makes an election under Section 83(b) of the Code as described below, the grantee is not required to recognize ordinary income at the time of grant of restricted stock. However, on the date the substantial risk of forfeiture lapses, the grantee recognizes ordinary income in an amount equal to the fair market value of the shares on such date. If a grantee makes a Section 83(b) election to recognize ordinary income on the date the shares of restricted stock are granted, the grantee recognizes ordinary income at such time in an amount equal to the fair market value of the shares on the date of award. In such case, the grantee is not be required to recognize additional ordinary income when the substantial risk of forfeiture lapses.

     Gain or Loss on Sale or Exchange of Shares. In general, gain or loss from the sale or exchange of shares acquired pursuant to awards under the 2003 Long Term Incentive Plan will be treated as capital gain or loss, provided that the shares are held as capital assets at the time of the sale or exchange. However, in the case of shares acquired pursuant to the exercise of ISOs, if certain holding period requirements are not satisfied at the time of a sale or exchange (a "disqualifying disposition"), an optionee may be required to recognize ordinary income upon such disposition.

     Deductibility by Company. The Company generally is not allowed a deduction in connection with the grant or exercise of an ISO. However, if an optionee is required to recognize income as a result of a disqualifying disposition, the Company will be entitled to a deduction equal to the amount of ordinary income so recognized. In the case of nonqualified stock options (including an ISO that is treated as a nonqualified stock option, as described above), SARs and restricted stock, the Company generally will be allowed a deduction at the same time and in the same amount as the optionee or grantee recognizes ordinary income.

     Section 162(m). Subject to certain exceptions, Section 162(m) of the Code disallows federal income tax deductions for compensation paid by a publicly-held corporation to certain executives to the extent it exceeds $1 million for the taxable year. The 2003 Long Term Incentive Plan has been designed to allow the administering committee to make awards under the plan that qualify under a "performance-based compensation" exception to the $1 million deduction limit.

VOTE  REQUIRED  FOR  APPROVAL  OF ADOPTION OF THE 2003 LONG TERM INCENTIVE PLAN

     The Company is submitting the new 2003 Long Term Incentive Plan to its stockholders for approval as required by NASD rules governing Nasdaq-traded issuers. Under these rules, the affirmative vote of the holders of a majority of the total votes cast at the Annual Meeting in respect of the proposal is required to ratify the adoption of the 2003 Long Term Incentive Plan.


                                 OTHER BUSINESS

     The Company does not presently know of any matters that will be presented for action at the Annual Meeting other than those set forth herein. If other matters properly come before the meeting, proxies submitted on the enclosed form will be voted by the persons named in the enclosed form of proxy in accordance with their best judgment.

                                 ANNUAL REPORTS

     THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2002, IS ENCLOSED WITH THIS PROXY STATEMENT. THE COMPANY ALSO HAS FILED THIS REPORT WITH THE SEC, AND COPIES OF OUR ANNUAL REPORT ON FORM 10-K, AS WELL AS QUARTERLY REPORTS ON FORM 10-Q, CURRENT REPORTS ON FORM 8-K, AND AMENDMENTS TO THOSE REPORTS ARE AVAILABLE, WITHOUT CHARGE, ON OUR WEBSITE, WWW.TALK.COM, AS SOON AS REASONABLY PRACTICABLE AFTER THEY ARE FILED WITH THE SEC. COPIES ARE ALSO AVAILABLE, WITHOUT CHARGE, FROM THE COMPANY. REQUESTS FOR COPIES SHOULD BE ADDRESSED TO INVESTOR RELATIONS, TALK AMERICA HOLDINGS, INC., 6805 ROUTE 202, NEW HOPE, PENNSYLVANIA 18938.


                       2004 ANNUAL MEETING OF STOCKHOLDERS

     In accordance with rules promulgated by the SEC, any stockholder who wishes to submit a proposal for inclusion in the proxy materials to be distributed by the Company in connection with the annual meeting of stockholders in 2004 must submit it so it will be received by the Company by January 7, 2004, unless the Company changes the date of next year's annual meeting by more than 30 days from this year's, in which case the proposal must be submitted at a reasonable time before the Company begins to print and mail its proxy materials. Any stockholder proposals for the 2004 annual meeting of stockholders that are submitted outside the processes of Rule 14a-8 under the Securities Act of 1934 will be considered untimely if not received by the Company within a reasonable time prior to its printing its proxy materials in 2004. In addition, any stockholder proposal for next year's annual meeting submitted after March 22, 2004, or, if the Company changes the date of the 2004 annual meeting by more than 30 days from this year's, after a reasonable time before the Company mails its proxy materials for next year's annual meeting, will not be considered filed on a timely basis with the Company under SEC Rule 14a-4(c)(1). For proposals that are not filed on such a timely basis, the Company retains discretion to vote proxies it receives. For proposals that are filed on such a timely basis, the Company retains discretion to vote proxies it receives provided 1) the Company includes in its proxy statement advice on the nature of the proposal and how it intends to exercise its voting discretion and 2) the proponent does not issue a proxy statement.

                                   By  Order  of  the  Board  of  Directors

                                   /s/  Aloysius  T.  Lawn,  IV
                                   Aloysius  T.  Lawn,  IV,  Secretary

Reston,  Virginia
May  6,  2003

                                    EXHIBIT A

                           TALK AMERICA HOLDINGS, INC.
                             AUDIT COMMITTEE CHARTER

(As amended and approved by the Audit Committee and the Board of Directors on April 29, 2003)

THE  AUDIT  COMMITTEE

The Company shall have an audit committee of its Board of Directors, the structure, composition and responsibilities of which shall be as set forth in this charter. The audit committee shall be elected or appointed annually by the Board of Directors. The audit committee shall consist of at least three directors and all members of the audit committee shall be "independent" of management and the Company as and to the extent provided in the rules of the NASD governing issuers whose shares are quoted on NASDAQ (as currently in effect and as they may be amended, the "NASD Rules"). In addition, no member of the audit committee:

     - may accept any consulting, advisory or other compensatory fee from the Company, other than for service on the Board of Directors or any committee thereof;
     - may own, directly or indirectly, 20% or more (or such lower measurement as may be established in rules and regulations adopted by the Securities and Exchange Commission (as currently in effect and as they may be amended, the "SEC Rules")) of the Company's voting stock; or
     - otherwise be an affiliate of the Company other than in his or her capacity as a director or member of any committee of the Board of Directors,

nor shall any member otherwise have any relationship that, in the opinion of the Board of Directors, would interfere with the exercise of his or her independence from management of the Company. Each audit committee member shall be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement, and at least one member shall have been determined by the Board of Directors to be a "financial expert," in all cases as and to the extent required and provided in the applicable NASD Rules.

PURPOSE

The audit committee's primary purpose is to oversee the Company's accounting and financial reporting processes and the audits of the Company's financial statements. Without limitation of the generality of the foregoing, the audit committee's primary functions are to oversee:

     - the integrity of the Company's financial statements and financial reporting structure;
     - the Company's compliance with related legal and regulatory requirements;
     -    the  independent  auditor's  qualifications  and  independence;
     -    the  performance  of  the  Company's  independent  auditors;
     - the receipt, retention and treatment of complaints regarding the Company's accounting, auditing matters or internal accounting, financial or disclosure controls;
     - the confidential, anonymous submission of complaints regarding questionable accounting or auditing matters; and
     -    related-party  transactions

The audit committee also monitors and reviews compliance with the Company's legal compliance and ethics policies and programs.

AUTHORITY  AND  RESPONSIBILITY

The audit committee shall have the authority and the responsibility, for and on behalf of the Company's Board of Directors, to (a) oversee and monitor all aspects of the Company's accounting and financial reporting processes, including, without limitation, the oversight and monitoring of the participation of the Company's management and its independent auditors in such processes, the Company's financial statements and financial reporting process, the systems of internal accounting and financial controls, any internal audit function, the annual independent audit of the Company's financial statements, and the legal compliance and ethics programs as established by management and the Board of Directors, (b) provide over the names of the audit committee members the required Audit Committee Report for the Company's Proxy Statement required for the Company's Annual Meeting of Shareholders and (c) take any actions as it may deem desirable or appropriate to provide for the reliability and credibility of the Company's financial statements and the integrity of the Company's financial reporting process.

Subject to the applicable provisions of the Delaware corporate law and the Company's Amended and Restated Certificate of Incorporation and its By-laws, the audit committee may adopt such operating rules as it may deem appropriate for the exercise of its authority and the discharge of its responsibility and for the conduct of its activities as a committee, including, without limitation, establishing the times and places of its meetings and providing for the delegation of the responsibility for the conduct of certain of its specific activities to one or more of its members, who will report back to the audit committee as a whole.

In discharging its responsibilities, the audit committee shall have the power to investigate any matter brought to its attention, shall have full access to all books, records, facilities and personnel of the Company and shall have the power and authority to engage and determine funding, by the Company, for such independent counsel and other advisors as it may determine are necessary for it to carry out its duties and responsibilities.

In performing their duties and responsibilities, each member of the audit committee is entitled to rely in good faith upon the records of the Company and upon information, opinions, reports or statements presented by any of the Company's officers or employees, or other committees of the Board of Directors, or by any other person as to matters the member reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Company.

PRINCIPAL  PROCESSES

Without in any respect limiting the authority and responsibility of the audit committee, it being understood that the audit committee will maintain flexibility in its oversight and monitoring of the Company's accounting and financial reporting processes, the following shall be the principal responsibilities and recurring processes of the audit committee in carrying out its responsibilities:

- The audit committee shall have a clear understanding with the Company's management and its independent auditors that the independent auditors are ultimately accountable to the Company's Board of Directors and the audit committee, as representatives of the Company's stockholders.

-    The  audit  committee  will  meet  at  least  four  times  a  year.

- The audit committee shall pre-approve all audit and non-audit services provided by the Company's independent auditors. Notwithstanding the foregoing, the audit committee shall not have the authority to engage the Company's independent auditors for any of the following non-audit services (the "non-allowed services"):

     --   Bookkeeping  or  other  services  related  to the Company's accounting records  or  financial  statements
     --   Financial  information  systems  design  and  implementation
     -- Appraisal or valuation services, fairness opinions or contribution-in-kind reports
     --   Actuarial  services
     --   Internal  audit  outsourcing  services
     --   Management  functions  or  human  resources  work
     --   Broker-dealer,  investment  adviser  or  investment  banking  services
     -- Legal services and expert services unrelated to the audit (other than tax services)
     -- Any other service that is, by law, rule or regulation (including, without limitation, SEC Rules and NASD Rules), not permitted to be provided to a public company by its independent auditors.

     The audit committee may delegate pre-approval of audit and non-audit services to a subcommittee of the audit committee, provided that any decisions made by such subcommittee shall be presented to the full audit committee at its next scheduled meeting.

- The audit committee shall be directly and solely responsible for the appointment, replacement, compensation (funding by the Company) and oversight of the work of the independent auditors (including resolution of any issues arising between management and the independent auditors regarding financial reporting) for the purpose of preparing or issuing an audit report or related work, and the independent auditors shall report directly to the audit committee.

- The audit committee shall discuss with the independent auditors their independence from management and the Company and obtain from, and actively discuss with, the independent auditors the written disclosures required by the Independence Standards Board, particularly Independence Standards Board Standard No. 1, as well as express confirmation from the independent auditors that they have not been engaged by the Company to perform any of the non-allowed services listed above, and shall consider the compatibility of any nonaudit services with the auditors' independence. Without limitation of the foregoing, the audit committee shall address with the independent auditors in connection with any audit performed by them (i) the Company's critical accounting policies and practices, (ii) alternative treatments of financial information within GAAP that the independent auditors have discussed with Company management, the ramifications of the use of such alternative disclosures and treatments and the alternative preferred by the independent auditors and (iii) any material written communications between the independent auditors and Company management, such as any management letter and any schedule of unadjusted differences.

- Annually, the audit committee shall review and recommend to the Board of Directors as a whole the selection of the Company's independent auditors.

- The audit committee periodically will meet separately with management and separately with the Company's independent auditors. The audit committee shall discuss with the Company's independent auditors the overall scope and plans for their respective audits including the adequacy of staffing and compensation. Also, the audit committee shall discuss with the Company's management and its independent auditors the adequacy and effectiveness of the accounting and financial controls and procedures, including the Company's system to identify, monitor and manage business risk, and the Company's legal and ethical compliance programs. Further, the audit committee shall meet separately with the independent auditors, with and without management present, to discuss the results of their examinations, including, without limitation, all of the matters required to be discussed with the independent auditors under Statement on Accounting Standards No. 61.

- Based on the review and discussions described below, the audit committee shall recommend to the Board of Directors whether the annual and quarterly financial statements of the Company and related disclosure should be included in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q, respectively:

     - Prior to the filing of each of the Company's Quarterly Reports on Form 10-Q, the audit committee shall review with management and the independent auditors the interim financial statements and other information to be included in the Form 10-Q, including the Company's disclosure under "Management's Discussion and Analysis of Financial Condition and Results of Operations" ("MD&A"). The audit committee also shall discuss the results of the quarterly review and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards. Any member of the audit committee may represent the entire audit committee for the purposes of the review described in this paragraph, in which event such member will make a presentation to the audit committee at its next regularly scheduled meeting.

     - The audit committee shall review with management and the independent auditors the financial statements and other financial information, including the Company's disclosures under MD&A, to be included in the Company's Annual Report on Form 10-K (or the annual report to stockholders if distributed prior to the filing of Form 10-K), including their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the audit committee shall discuss the results of the annual audit and any other matters required to be communicated to the audit committee by the independent auditors under generally accepted auditing standards, including, without limitation, all of the matters required to be discussed with the independent auditors under Statement on Accounting Standards No. 61.

- The audit committee shall review and approve hiring policies for employees or former employees of any of the Company's independent auditors.

- The audit committee shall establish procedures for the receipt, retention and treatment of complaints received by the Company regarding the Company's accounting, auditing matters or internal accounting, financial or disclosure controls.

- The audit committee shall establish procedures for the confidential, anonymous submission of complaints or concerns regarding questionable accounting or auditing matters.

- The audit committee shall review and approve all related-party transactions.


ANNUAL  REVIEW

The audit committee shall review and reassess the adequacy of this charter at least annually and recommend any proposed changes to the Board of Directors.

                                    EXHIBIT B

            TALK AMERICA HOLDINGS, INC. 2003 LONG TERM INCENTIVE PLAN


     1. Definitions. In this Plan, except where the context otherwise indicates, the following definitions shall apply:

          1.1. "Agreement" means a written agreement or other document evidencing an Award that shall be in such form as may be specified by the Committee and that may, but need not be, signed by a Participant, as determined by the Committee in its discretion.

          1.2. "Award" means a grant of an Option, Right, Restricted Stock or Incentive Share.

          1.3.     "Board"  means  the  Board  of  Directors  of  the  Company.

          1.4.     "Code"  means  the Internal Revenue Code of 1986, as amended.

          1.5. "Committee" means a committee of the Board appointed by the Board to administer this Plan and to make and administer specific Awards hereunder. The Committee may, in its discretion, appoint a subcommittee to administer the Plan with respect to specific Awards hereunder.

          1.6. "Common Stock" means the common stock, par value $.01 per share, of the Company.

          1.7. "Company" means Talk America Holdings, Inc. and any successor thereto

          1.8. "Date of Exercise" means the date on which the Company receives notice of the exercise of an Option or Right in accordance with the terms of Section 8.1.

          1.9. "Date of Grant" means the date on which an Award is granted under this Plan.

          1.10. "Director" means a member of the Board of Directors of the Company.

          1.11. "Employee" means any person determined by the Committee to be an employee of the Company or a Subsidiary, including an Employee Director, consultant or any person who has been hired to be an employee of the Company or a Subsidiary.

          1.12. "Employee Director" means a Director who is also an Employee.

          1.13. "Fair Market Value" as of any date means an amount equal to the last sale price for a Share on the Nasdaq National Market, or such securities exchange or other automated dealer quotation system that is the principal market for the Common Stock, as reported for such date by such source as the Committee may select, or, if such price quotations of the Common Stock are not then reported, then the fair market value of a Share as determined by the Committee pursuant to a reasonable method adopted in good faith for such purpose.

          1.14. "Grantee" means an Employee or Director to whom Restricted Stock has been awarded pursuant to Section 9 or Incentive Shares have been awarded pursuant to Section 10.

          1.15. "Incentive Shares" means an award providing for the contingent grant of Shares pursuant to the provisions of Section 10.

          1.16. "Incentive Stock Option" means an Option granted under this Plan that the Company designates as an incentive stock option under Section 422 of the Code.

          1.17. "Nonstatutory Stock Option" means an Option granted under this Plan that is not an Incentive Stock Option.

          1.18. "Option" means an option to purchase Shares granted under this Plan in accordance with the terms of Section 6.

          1.19. "Option Period" means the period during which an Option may be exercised.

          1.20. "Option Price" means the price per Share at which an Option may be exercised. Subject to the terms of the Plan, the Option Price shall be determined by the Committee; provided, however, that in no event shall the Option Price be less than the greater of 25% of the Fair Market Value as of the Date of Grant and the par value of the Common Stock, and provided further that the Option Price of an Incentive Stock Option granted under this Plan shall not be less than one hundred percent (100%) of the Fair Market Value on the Date of Grant and, in the case of an Incentive Stock Option granted to an Employee who, on the Date of Grant is a Ten-Percent Stockholder, shall not be less than one hundred and ten percent (110%) of the Fair Market Value on the Date of Grant.

          1.21.     "Participant"  means  a  Director,  Employee,  or  Employee
Director  to  whom  an  Award  has  been  granted  hereunder.

          1.22. "Performance Goals" means performance goals established by the Committee, which may be based on earnings or earnings growth, sales, return on assets, equity or investment, cash flow, total stockholders return, regulatory compliance, satisfactory internal or external audits, improvement of financial ratings, achievement of balance sheet or income statement objectives, implementation or completion of one or more projects or transactions, or any other objective goals established by the Committee, and may be absolute in their terms or measured against or in relationship to other companies comparably, similarly or otherwise situated. Such performance standards may be particular to an Participant or the department, branch, Subsidiary or division in which he or she works, or may be based on the performance of the Company, one or more Subsidiaries or the Company and one or more Subsidiaries, and may cover such period as may be specified by the Committee.

          1.23. "Plan" means the Talk America Holdings, Inc. 2003 Long Term Incentive Plan, as amended from time to time.

          1.24. "Related Option" means an Option in connection with which, or by amendment to which, a Right is granted.

          1.25. "Related Right" means a Right granted in connection with, or by amendment to, an Option.

          1.26. "Restricted Stock" means Shares granted under the Plan pursuant to the provisions of Section 9.

          1.27. "Right" means a stock appreciation right granted under the Plan in accordance with the terms of Section 7.

          1.28. "Right Period" means the period during which a Right may be exercised.

          1.29. "Section 422 Employee" means an Employee who is employed by the Company or a "parent corporation" or "subsidiary corporation" (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

          1.30.     "Share"  means  a  share  of  Common  Stock.

          1.31. "Subsidiary" means a corporation, partnership, business trust, limited liability company or other form of business organization at least 50% of the total combined voting power of all classes of stock or other equity interests of which is owned by the Company, either directly or through one or more other Subsidiaries.

          1.32. "Ten-Percent Stockholder" means a Section 422 Employee who (applying the rules of Section 424(d) of the Code) owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or a "parent corporation" or "subsidiary corporation" (both as defined in Sections 424(e) and (f) of the Code) with respect to the Company.

     2. Purpose. This Plan is intended to assist the Company and its Subsidiaries in attracting and retaining Directors, Employees and Employee Directors of outstanding ability and to promote the identification of their interests with those of the stockholders of the Company.

     3. Administration. The Committee shall administer this Plan and shall have plenary authority, in its discretion, to grant Awards to Directors, Employees and Employee Directors, subject to the provisions of this Plan. The Committee shall have plenary authority and discretion, subject to the provisions of this Plan, to determine the Directors, Employees or Employee Directors to whom Awards shall be granted, the terms (which terms need not be identical) of all Awards, including without limitation the Option Price of Options, the time or times at which Awards are granted, the number of Shares covered by Awards, whether an Option shall be an Incentive Stock Option or a Nonstatutory Stock Option, any exceptions to non-transferability, any Performance Goals applicable to Awards, any provisions relating to vesting, any circumstances in which the Options would terminate, the period during which Options and Rights may be exercised, and the period during which Restricted Stock shall be subject to restrictions. In making these determinations, the Committee may take into account the nature of the services rendered or to be rendered by the Award recipients, their present and potential contributions to the success of the Company and its Subsidiaries, and such other factors as the Committee in its discretion shall deem relevant. Subject to the provisions of this Plan, the Committee shall have plenary authority to interpret this Plan and any Agreements, prescribe, amend and rescind rules and regulations relating to them, and make all other determinations deemed necessary or advisable for the administration of this Plan and Awards granted hereunder. The determinations of the Committee on the matters referred to in this Section 3 shall be binding and final.

     4. Eligibility. Options, Rights, Restricted Stock and Incentive Shares may be granted or awarded only to Employees and Directors, provided, however, that Directors, other than Employee Directors, may not be granted Incentive Stock Options. A Director, Employee or Employee Director who has been granted an Option or Right or awarded Restricted Stock or Incentive Shares may be granted additional Options and Rights or awarded additional shares of Restricted Stock or Incentive Shares.

     5.     Stock  Subject  to  Plan.

          5.1. Subject to adjustment as provided in Section 11, (a) the maximum number of Shares that may be issued under this Plan is 1,250,000 Shares, and (b) the maximum number of Shares with respect to which an Employee may receive Awards under this Plan during any calendar year is 250,000.

          5.2. If an Option or Right expires or terminates for any reason (other than termination by virtue of the exercise of a Related Option or Related Right, as the case may be) without having been fully exercised, or is surrendered pursuant to Section 6.3, if shares of Restricted Stock are forfeited or if Shares covered by an Incentive Share Award are not issued or are forfeited, the unissued or forfeited Shares that had been subject to the Award shall be available for the grant of additional Awards.

          5.3. Upon exercise of a Right (regardless of whether the Right is settled in cash or Shares), the number of Shares with respect to which the Right is exercised shall be charged against the number of Shares issuable under the Plan and shall not become available for the grant of other Awards.

     6.     Options.

          6.1. Options granted under this Plan shall be either Incentive Stock Options or Nonstatutory Stock Options, as designated by the Committee, provided that Incentive Stock Options may only be granted to persons who are
Section 422 Employees on the Date of Grant. Each Option granted under this Plan shall be identified either as a Nonstatutory Stock Option or an Incentive Stock Option and shall be evidenced by an Agreement that specifies the terms and conditions of the Option. Options shall be subject to the terms and conditions set forth in this Section 6 and such other terms and conditions not inconsistent with this Plan as the Committee may specify. The Committee may, in its discretion, condition the grant or vesting of an Option upon the achievement of one or more specified goals.

          6.2. The Option Period shall be determined by the Committee and specifically set forth in the Agreement; provided, however, that an Option shall not be exercisable after ten years (five years in the case of an Incentive Stock Option granted to a Ten-Percent Stockholder) from its Date of Grant.

          6.3. The Committee, in its discretion, may provide in an Agreement for the right of a Participant to surrender to the Company an Option (or a portion thereof) that has become exercisable and to receive upon such surrender, without any payment to the Company (other than required tax withholding amounts) that number of Shares (equal to the highest whole number of Shares) having an aggregate Fair Market Value as of the date of surrender equal to that number of Shares subject to the Option (or portion thereof) being surrendered multiplied by an amount equal to the excess of (i) the Fair Market Value on the date of surrender over (ii) the Option Price, plus an amount of cash equal to the Fair Market Value of any fractional Share to which the Participant would be entitled but for the parenthetical above relating to whole number of Shares. Any such surrender shall be treated as the exercise of the Option (or portion thereof).

     7.     Rights.

          7.1. Rights granted under the Plan shall be evidenced by an Agreement specifying the terms and conditions of the Award.

          7.2.     A  Right  may  be  granted  under  the  Plan:

               (a) in connection with, and at the same time as, the grant of an Option under the Plan;

               (b) by amendment of an outstanding Option granted under the Plan; or

               (c)  independently  of  any  Option  granted  under  the  Plan.

          7.3. A Right granted under Section 7.2(a) or Section 7.2(b) of this Plan is a Related Right. A Related Right may, in the Board's or Committee's discretion, apply to all or any portion of the Shares subject to the Related Option.

          7.4. A Right may be exercised in whole or in part as provided in the applicable Agreement, and, subject to the terms of the Agreement, entitles a Participant to receive, without payment to the Company (but subject to required tax withholding), either cash or that number of Shares (equal to the highest whole number of Shares), or a combination thereof, in an amount or having an aggregate Fair Market Value determined as of the Date of Exercise not to exceed the number of Shares subject to the portion of the Right exercised multiplied by an amount equal to the excess of (i) the Fair Market Value on the Date of Exercise of the Right over (ii) either (A) the Fair Market Value on the Date of Grant (or such amount in excess of such Fair Market Value as may be specified by the Committee) of the Right if it is not a Related Right, or (B) the Option Price as provided in the Related Option if the Right is a Related Right.

          7.5. The Right Period shall be determined by the Committee and specifically set forth in the Agreement, provided that (a) a Right will expire no later than the earlier of (1) ten years from the Date of Grant, or (2) in the case of a Related Right, the expiration of the Related Option; and (b) a Right that is a Related Right to an Incentive Stock Option may be exercised only when and to the extent the Related Option is exercisable.

          7.6. The exercise, in whole or in part, of a Related Right shall cause a reduction in the number of Shares subject to the Related Option equal to the number of Shares with respect to which the Related Right is exercised. Similarly, the exercise, in whole or in part, of a Related Option shall cause a reduction in the number of Shares subject to the Related Right equal to the number of Shares with respect to which the Related Option is exercised.

     8.     Exercise  of  Options  and  Rights.

          8.1. An Option or Right may, subject to the terms of the applicable Agreement evidencing the Award, be exercised in whole or in part by the delivery to the Company of written notice of the exercise, in such form as the Committee may prescribe, accompanied, in the case of an Option, by (a) a full payment for the Shares with respect to which the Option is exercised or (b) irrevocable instructions to a broker to deliver promptly to the Company cash equal to the exercise price of the Option. To the extent provided in the applicable Agreement, payment may be made in whole or in part by (i) delivery (including constructive delivery) of Shares (provided that such Shares, if acquired pursuant to an option or other award granted hereunder or under any other compensation plan maintained by the Company or any Subsidiary, have been held by the Participant for at least six (6) months) valued at Fair Market Value on the Date of Exercise or (ii) delivery of a promissory note as provided in
Section  8.2  hereof.

          8.2. To the extent provided in an Agreement and permitted by applicable law, the Committee may accept as payment of all or a portion of the Option Price a promissory note executed by the Participant evidencing his or her obligation to make future cash payment thereof. Promissory notes made pursuant to this Section 8.2 shall be payable upon such terms, and include such other terms, as may be determined by the Committee, shall be secured by a pledge of the Shares received upon exercise of the Option, or other securities the Committee may deem to be acceptable for such purposes, and shall bear interest at a rate fixed by the Committee.

          8.3. Options and Rights made under this Plan shall be transferable by will, the laws of descent and distribution, and as otherwise may be provided by the Committee in an Agreement.

     9.     Restricted  Stock  Awards.

          9.1. Restricted Stock granted under this Plan shall consist of Shares that are restricted as to transfer, subject to forfeiture, and subject to such other terms and conditions as may be determined by the Committee. Such terms and conditions may provide, in the discretion of the Committee, for the lapse of such transfer restrictions or forfeiture provisions to be contingent upon the achievement of one or more specified Performance Goals.

          9.2. Each grant of Restricted Stock under this Plan shall be evidenced by an Agreement specifying the terms and conditions of the Award. Each Agreement evidencing an Award of Restricted Stock shall contain the following:

               (a) a requirement that each certificate representing Shares of Restricted Stock shall be deposited with the Company, or its designee, and shall bear the following legend:

               "This certificate and the shares of stock represented hereby are subject to the terms and conditions (including the risks of forfeiture and restrictions against transfer) contained in the Talk America Holdings, Inc. 2003 Long Term Incentive Plan, and an Agreement entered into between the registered owner and Talk
               America Holdings, Inc. Release from such terms and conditions shall be made only in accordance with the provisions of this Plan and the Agreement, a copy of each of which is on file in the office of the Secretary of Talk America Holdings, Inc."; and

               (b) the terms and conditions upon which any restrictions applicable to shares of Restricted Stock shall lapse and new certificates free of the foregoing legend shall be issued to the Grantee or his or her legal representative.

          9.3. The Committee may include in any Agreement evidencing a Restricted Stock Award a requirement that, in the event of a Grantee's termination of employment for any reason prior to the lapse of restrictions, all shares of Restricted Stock shall be forfeited by the Grantee to the Company without payment of any consideration by the Company and neither the Grantee nor any successors, heirs, assigns or personal representatives of the Grantee shall thereafter have any further rights or interest in the Shares or certificates.

     10. Incentive Share Awards. Each grant of Incentive Shares under this Plan shall be evidenced by an Agreement that: (a) provides for the issuance of Shares to a Grantee at such times and (b) contains such other terms and conditions, as determined by the Committee, including without limitation, terms that condition the issuance of Shares upon the achievement of one or more Performance Goals.

     11. Dividends and Dividend Equivalents. The terms of an Award may, subject to such terms and conditions as the Committee may specify, provide a Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares covered by the Award, which payments may be either made currently or credited to an account established for the Participant, and may be settled in cash or Shares, as determined by the Committee.

     12. Capital Adjustments. In the event of any change in the outstanding Common Stock by reason of any stock dividend, split-up, recapitalization, reclassification, combination or exchange of shares, merger, consolidation or liquidation and the like, the Committee may, in its discretion, provide for a substitution for or adjustment in (i) the number and class of Shares subject to outstanding Awards, or the type of consideration to be received upon the exercise or vesting of outstanding Awards, (ii) the Option Price of Options and the base price upon which payments under Rights that are not Related Rights are determined, (iii) the aggregate number and class of Shares for which Awards thereafter may be granted under this Plan and (iv) the maximum number of Shares with respect to which an Employee may be granted Awards during the period specified in Section 5.1.

     13. Termination or Amendment. The Board may amend, alter or terminate this Plan in any respect at any time; provided, however, that, after this Plan has been approved by the stockholders of the Company, no amendment, alteration or termination of this Plan shall be made by the Board without approval of (i)- the Company's stockholders to the extent stockholder approval of the amendment is required by applicable law or regulations or the requirements of the principal exchange or interdealer quotation system on which the Common Stock is listed or quoted, if any, and (ii) each affected Participant if such amendment, alteration or termination would adversely affect his or her rights or obligations under any Award granted prior to the date of such amendment, alteration or termination.

     14.     Modification,  Substitution.

          14.1. Subject to the terms and conditions of this Plan, the Committee may modify, extend or renew outstanding Options and Rights, or accept the surrender of outstanding Options and Rights granted under this Plan or options and stock appreciation rights granted under any other plan of the Company or a Subsidiary (to the extent not theretofore exercised), and authorize the granting of new Options and Rights pursuant to this Plan in substitution therefor. Any substituted Options or Rights may specify a lower exercise price than the surrendered options and stock appreciation rights, a longer term than the surrendered options and stock appreciation rights, or have any other provisions that are authorized by this Plan. Subject to the terms and conditions of this Plan, the Committee may modify the terms of any outstanding Awards of Restricted Stock or Incentive Shares. Notwithstanding the foregoing, however, no modification of an Award shall, without the consent of the Participant, alter or impair any of the Participant's rights or obligations under such Award.

          14.2. Anything contained herein to the contrary notwithstanding, Awards may, at the discretion of the Committee, be granted under this Plan in substitution for stock options and other awards covering capital stock of another corporation which is merged into, consolidated with, or all or a substantial portion of the property or stock of which is acquired by, the Company or one of its Subsidiaries. The terms and conditions of the substitute Awards so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee may deem appropriate in order to conform, in whole or part, to the provisions of the Awards in substitution for which they are granted. Such substitute Awards granted hereunder shall not be counted toward the Share limit imposed by Section 5.1(b), except to the extent it is determined by the Committee that counting such Awards is required in order for Awards granted hereunder to be eligible to qualify as "performance-based compensation" within the meaning of Section 162(m) of the Code.

          14.3 Any provision of the Plan or any Agreement to the contrary notwithstanding, the Committee may cause any Award granted hereunder to be canceled in consideration of a cash payment or alternative Award made to the holder of such canceled Award equal in value to the Fair Market Value of such canceled Award.

     15. Effectiveness of this Plan. This Plan and any amendments hereto requiring stockholder approval pursuant to Section 13 are subject to approval by vote of the stockholders of the Company at the next annual or special meeting of stockholders following adoption by the Board.

     16. Withholding. The Company's obligation to issue or deliver Shares or pay any amount pursuant to the terms of any Award granted hereunder shall be subject to satisfaction of applicable federal, state and local tax withholding requirements. To the extent provided in the applicable Agreement and in accordance with rules prescribed by the Committee, a Participant may satisfy any such withholding tax obligation by any of the following means or by a combination of such means: (i) tendering a cash payment, (ii) authorizing the Company to withhold Shares otherwise issuable to the Participant, or (iii) delivering to the Company already-owned and unencumbered Shares.

     17. Term of this Plan. Unless sooner terminated by the Board pursuant to Section 13, this Plan shall terminate on date that is ten (10) years after the earlier of that date that the Plan is adopted by the Board or approved by the Company's stockholders, and no Awards may be granted or awarded after such date. The termination of this Plan shall not affect the validity of any Award outstanding on the date of termination.

     18. Indemnification of Committee. In addition to such other rights of indemnification as they may have as Directors or as members of the Committee, the members of the Committee shall be indemnified by the Company against all reasonable expenses, including attorneys' fees, actually and reasonably incurred in connection with the defense of any action, suit or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with this Plan or any Award granted or awarded hereunder, and against all amounts reasonably paid by them in settlement thereof or paid by them in satisfaction of a judgment in any such action, suit or proceeding, if such members acted in good faith and in a manner which they believed to be in, and not opposed to, the best interests of the Company.

     19.     General  Provisions.

          19.1. The establishment of this Plan shall not confer upon any Director, Employee or Employee Director any legal or equitable right against the Company, any Subsidiary or the Committee, except as expressly provided in this Plan.

          19.2. This Plan does not constitute inducement or consideration for the employment of any Employee or the service of any Director or Employee Director, nor is it a contract between the Company or any Subsidiary and any Director, Employee or Employee Director. Participation in this Plan shall not give a Director, Employee or Employee Director any right to be retained in the service of the Company or any Subsidiary.

          19.3. Neither the adoption of this Plan nor its submission to the Company's stockholders shall be taken to impose any limitations on the powers of the Company or its Subsidiaries to issue, grant, or assume options, warrants, rights, or restricted stock, or other awards otherwise than under this Plan, or to adopt other stock option, restricted stock or other plans or to impose any requirement of stockholder approval upon the same.

          19.4. The interests of any Director, Employee or Employee Director under this Plan are not subject to the claims of creditors and may not, in any way, be assigned, alienated or encumbered except as provided in an Agreement.

          19.5. This Plan shall be governed, construed and administered in accordance with the laws of the State of Delaware.

          19.6. The Committee may require each person acquiring Shares pursuant to Awards granted hereunder to represent to and agree with the Company in writing that such person is acquiring the Shares without a view to distribution thereof. The certificates for such Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer. All certificates for Shares issued pursuant to this Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or interdealer quotation system upon which the Common Stock is then quoted, and any applicable federal or state securities laws. The Committee may place a legend or legends on any such certificates to make appropriate reference to such restrictions.

          19.7. The Company shall not be required to issue any certificate or certificates for Shares with respect to Awards granted under this Plan, or record any person as a holder of record of such Shares, without obtaining, to the complete satisfaction of the Committee, the approval of all regulatory bodies deemed necessary by the Committee, and without complying to the Board's or Committee's complete satisfaction, with all rules and regulations, under federal, state or local law deemed applicable by the Committee.

                           TALK AMERICA HOLDINGS, INC.
                           12020 Sunrise Valley Drive
                             Reston, Virginia 20190

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
             FOR THE ANNUAL MEETING OF STOCKHOLDERS ON JUNE 18, 2003

The undersigned holder of shares of Common Stock of Talk America Holdings, Inc. hereby appoints Gabriel Battista and Aloysius T. Lawn, IV, and each of them, with full power of substitution, as proxies to vote all shares owned by the undersigned at the Annual Meeting of Stockholders to be held on June 18, 2003, at 10:00 a.m., Eastern time, at The Sheraton Reston Hotel, 11810 Sunrise Valley Drive, Reston, Virginia 20191, and any adjournment or postponement thereof. A majority of said proxies, or any substitute or substitutes, who shall be present and act at the meeting (or if only one shall be present and act, then that one) shall have all the powers of said proxies hereunder.

Please mark, date and sign the proxy and return it promptly in the accompanying business reply envelope, which requires no postage if mailed in the United States. If you plan to attend the meeting, please so indicate in the space provided on the reverse side.

The shares represented by this Proxy, if signed and returned, will be voted as specified on the reverse side. IF NO SPECIFICATION IS MADE, YOUR SHARES WILL BE VOTED FOR APPROVAL OF THE ELECTION OF THE DIRECTOR NOMINEES, ARTHUR MARKS AND EDWARD B. MEYERCORD, III, FOR RATIFICATION AND APPROVAL OF THE APPOINTMENT OF PRICEWATERHOUSECOOPERS LLP AS THE INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS FOR THE COMPANY FOR 2003 (THE "AUDIT PROPOSAL"), AND FOR APPROVAL OF THE ADOPTION OF THE 2003 LONG TERM INCENTIVE PLAN.

      IMPORTANT: PLEASE MARK, SIGN AND DATE THIS PROXY ON THE REVERSE SIDE.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE ELECTION OF TWO DIRECTORS, FOR APPROVAL OF THE AUDIT PROPOSAL AND FOR APPROVAL OF THE 2003 LONG TERM INCENTIVE PLAN.

(SEE  REVERSE  SIDE)

ITEM 1  Election of Directors

Arthur Marks     / / FOR the nominee  / / WITHHOLD AUTHORITY to vote for nominee
Edward B.
  Meyercord, III / / FOR the nominee  / / WITHHOLD AUTHORITY to vote for nominee

ITEM 2  To approve the Audit Proposal   / /  FOR   / /  AGAINST   / /  ABSTAIN

ITEM 3  To approve the 2003 Long
  Term Incentive Plan                   / /  FOR   / /  AGAINST   / /  ABSTAIN

         MARK HERE IF YOU PLAN TO ATTEND THE MEETING   / /

                                   In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any postponement or adjournment thereof.

                                   THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS APPEARING ON THIS SIDE. IF A CHOICE IS NOT INDICATED WITH RESPECT TO ITEM 1, ITEM 2, OR ITEM 3 THIS PROXY WILL BE VOTED "FOR" SUCH ITEM. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY OTHER MATTER PROPERLY BROUGHT BEFORE THE MEETING OR ANY POSTPONEMENT. THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

                                   Receipt herewith of the Company's Notice of Annual Meeting of Stockholders to be held on June 18, 2003 and the related proxy statement dated May 6, 2003 and Annual Report on Form 10-K for the fiscal year ended December 31, 2002, are hereby acknowledged.

                                         PLEASE SIGN, DATE AND MAIL TODAY

                                   Signature(s) of Stockholder(s)
                                                                 ---------------
                                                              Date       ,  2003
                                                                  -------

                                   Joint owners must EACH sign. Please sign EXACTLY as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian, partner, or corporate officers, please give FULL title.